Exhibit 10.1

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Third Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of January 4, 2024 (the “Second Amendment Effective Date”), by and among LTC PROPERTIES, INC., a Maryland corporation (the “Borrower”), the several financial institutions party hereto, as Lenders, and Bank of Montreal (“Bank of Montreal”), as administrative agent (in such capacity, together with its successors and assigns, in such capacity, the “Administrative Agent”) and L/C Issuer.

PRELIMINARY STATEMENTS

A.The Borrower, the Lenders party thereto, and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement, dated as of November 19, 2021 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of December 19, 2022, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Administrative Agent and the Required Lenders make certain amendments to the Credit Agreement, and the Administrative Agent and the undersigned Lenders constituting the Required Lenders are willing to do so under the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENT TO CREDIT AGREEMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, effective as of the Second Amendment Effective Date, Section 2.16 of the Credit Agreement shall be and hereby is amended in its entirety to read as follows:

Section 2.16    Extension of the Stated Revolving Credit Termination Date.  Borrower may, by notice to Administrative Agent (which shall promptly deliver a copy to each of the Lenders) given not earlier than January 4, 2024 and not later than sixty (60) days prior to the Stated Revolving Credit Termination Date, request that Lenders extend the Stated Revolving Credit Termination Date for one additional one-year period.  If (w) Borrower timely delivers such notice to Administrative Agent, (x) no Default or Event of Default has occurred and is continuing on the date of such notice, (y) all representations and warranties contained in Section 6 are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality or material adverse effect, in which case such representation or warranty shall be true and correct in all respects) on the date of such notice except for representations and warranties that relate to a prior date, which shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality or material adverse effect in which case such representation or warranty shall be true and correct in all respects) as of the applicable date on which they were made, and (z) the Administrative Agent receives for the benefit of the Lenders (to be allocated pro rata based on each Lender’s Revolving Credit Commitments of the date of the Stated Revolving Credit Terminated Date extension) the Extension Fee on the date of such notice, then the Stated Revolving Credit Termination Date shall be extended to the first anniversary of the Stated Revolving Credit Termination Date.  Should the Stated Revolving Credit Termination Date be extended in accordance with the terms and conditions of the preceding sentence, the terms and conditions of this Agreement will apply during any such extension period.  The extension of the Stated Revolving Credit Termination Date shall be evidenced by delivery of written confirmation on a timely basis of the same by the Administrative Agent to Borrower and the Lenders. Notwithstanding anything herein to the contrary, this Section shall supersede any provisions in Sections 12.7 and 12.11 to the contrary.

SECTION 2.	CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.The Borrower, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment.

SECTION 3.	REPRESENTATIONS.

In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Required Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of said time, except to the extent the same expressly relates to an earlier date (in which case the same shall be true and correct as of such earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.	MISCELLANEOUS.

4.1.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.  This Amendment is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement or the other Loan Documents, except as specifically set forth herein.  This Amendment shall be deemed to be a Loan Document for all purposes.

4.2.The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable and documented fees and expenses of counsel for the Administrative Agent.

4.3.This Amendment may be executed in any number of counterparts, and by the different parties on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of a Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.  This Amendment, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

This Second Amendment to Third Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

LTC PROPERTIES, INC.

By:	/s/ Pamela J. Shelley-Kessler
Name:	Pamela J. Shelley-Kessler
Title:	Co-President, Chief Financial Officer and Corporate Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - LTC PROPERTIES, INC.]

“ADMINISTRATIVE AGENT”

BANK OF MONTREAL, as Administrative Agent and as L/C Issuer,

By:	/s/ Darin Mainquist
	Name:	Darin Mainquist
	Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - LTC PROPERTIES, INC.]

“LENDERS”

BANK OF MONTREAL, as a Lender

By:	/s/ Darin Mainquist
	Name:	Darin Mainquist
	Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - LTC PROPERTIES, INC.]

CITIZENS BANK, N.A.

By	/s/ Kerri Colwell
	Name:	Kerri Colwell
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - LTC PROPERTIES, INC.]

KEYBANK NATIONAL ASSOCIATION

By	/s/ Laura Conway
	Name:	Laura Conway
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - LTC PROPERTIES, INC.]

THE HUNTINGTON NATIONAL BANK

By	/s/ Michael J. Kinnick
	Name:	Michael J. Kinnick
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - LTC PROPERTIES, INC.]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Darin Mullis
	Name:	Darin Mullis
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - LTC PROPERTIES, INC.]